                                AMENDMENT NO. 16

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

      WHEREAS, the parties desire to amend the Agreement to reflect the addition of AIM Income Allocation Fund, AIM International Allocation Fund and AIM Summit Fund;

      NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

      All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: October 31, 2005

                                        EACH FUND LISTED ON SCHEDULE A-1 ON
                                        BEHALF OF THE SHARES OF EACH PORTFOLIO
                                        LISTED ON SCHEDULE A-1

                                        By: /s/ Robert H. Graham
                                           -------------------------------------
                                                Name: Robert H. Graham
                                                Title: President

                                        EACH FUND LISTED ON SCHEDULE A-2 ON
                                        BEHALF OF THE SHARES OF EACH PORTFOLIO
                                        LISTED ON SCHEDULE A-2

                                        By: /s/ Robert H. Graham
                                           -------------------------------------
                                                Name: Robert H. Graham
                                                Title: President

                                        A I M DISTRIBUTORS, INC.

                                        By: /s/ Gene Needles
                                           -------------------------------------
                                                Name: Gene Needles
                                                Title: President

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM EQUITY FUNDS

PORTFOLIOS

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Diversified Dividend Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Select Basic Value Fund
AIM Weingarten Fund

AIM FUNDS GROUP

PORTFOLIOS

AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Value Fund
AIM International Small Company Fund
AIM Mid Cap Basic Value Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund

AIM GROWTH SERIES

PORTFOLIOS

AIM Basic Value Fund
AIM Conservative Allocation Fund
AIM Global Equity Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM International Allocation Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS

PORTFOLIOS

AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM International Core Equity Fund
AIM International Growth Fund

AIM INVESTMENT FUNDS

PORTFOLIOS

AIM Developing Markets Fund
AIM Global Health Care Fund
AIM Trimark Fund
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

PORTFOLIOS

AIM Global Real Estate Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund
AIM Real Estate Fund

AIM SPECIAL OPPORTUNITIES FUNDS

PORTFOLIOS

AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund

AIM SUMMIT FUND

AIM TAX-EXEMPT FUNDS

PORTFOLIO

AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM COUNSELOR SERIES TRUST

PORTFOLIOS

AIM Advantage Health Sciences Fund
AIM Multi-Sector Fund

AIM SECTOR FUNDS

PORTFOLIOS

AIM Energy Fund
AIM Financial Services Fund
AIM Gold & Precious Metals Fund
AIM Leisure Fund
AIM Technology Fund
AIM Utilities Fund

AIM STOCK FUNDS

AIM Dynamics Fund
AIM Small Company Growth Fund